UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-35026	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1021 Anacapa Street Santa Barbara, California		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2011, Richard S. Hambleton, Jr., a member of the Board of Directors of Pacific Capital Bancorp (the “Company”), passed away. Mr. Hambleton served on the Board of Directors of the Company since 2001 and most recently served as Chairman of the Enterprise Risk Oversight Committee and as a member of the Compensation Oversight Committee and Executive Committee. The Company is deeply appreciative of Mr. Hambleton’s many years of dedicated service and his many contributions to the success of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

July 22, 2011	By:	/s/ Mark S. Olson
Mark S. Olson
Executive Vice President and Chief Financial Officer